UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Emerging Markets
Fixed Income Fund

(formerly Scudder Emerging Markets Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Emerging Markets Fixed Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	7.16%	16.64%	14.36%	16.31%	10.70%
Class B	6.75%	15.73%	13.50%	15.40%	9.83%
Class C	6.75%	15.75%	13.45%	15.39%	9.83%
JP Morgan Emerging Markets Bond Index Plus+	5.46%	13.26%	12.74%	12.85%	12.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 11.69	$ 11.74	$ 11.71
10/31/05	$ 11.31	$ 11.35	$ 11.33
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .42	$ .38	$ .38
Latest Quarterly Income Dividend as of 4/30/06	$ .1232	$ .1018	$ .1013
SEC 30-day Yield as of 4/30/06++	5.25%	4.76%	4.75%
Current Annualized Distribution Rate as of 4/30/06++	4.22%	3.47%	3.46%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.06%, 4.58% and 4.46% for Class A, B and C shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.03%, 3.29% and 3.17% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	48	21
3-Year	9	of	45	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Fixed Income Fund — Class A [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,139	$14,283	$20,325	$26,387
	Average annual total return	11.39%	12.62%	15.24%	10.19%
Class B	Growth of $10,000	$11,273	$14,422	$20,370	$25,533
	Average annual total return	12.73%	12.98%	15.29%	9.83%
Class C	Growth of $10,000	$11,575	$14,602	$20,454	$25,544
	Average annual total return	15.75%	13.45%	15.39%	9.83%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,326	$14,329	$18,303	$33,263
	Average annual total return	13.26%	12.74%	12.85%	12.77%

The growth of $10,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Emerging Markets Fixed Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	7.28%	17.01%	14.66%	16.61%	10.99%
Class AARP	7.27%	17.00%	14.65%	16.63%	10.99%
JP Morgan Emerging Markets Bond Index Plus+	5.46%	13.26%	12.74%	12.85%	12.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 11.71	$ 11.70
10/31/05	$ 11.32	$ 11.31
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .43	$ .43
Latest Quarterly Income Dividend as of 4/30/06	$ .1301	$ .1300
SEC 30-day Yield as of 4/30/06++	5.75%	5.75%
Current Annualized Distribution Rate as of 4/30/06++	4.44%	4.44%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.64% and 5.63% for Class AARP and S, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.33% and 4.32% for Class AARP and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	48	17
3-Year	7	of	45	16
5-Year	15	of	40	37
10-Year	12	of	14	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Class S [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,701	$15,074	$21,562	$28,380
	Average annual total return	17.01%	14.66%	16.61%	10.99%
Class AARP	Growth of $10,000	$11,700	$15,070	$21,577	$28,358
	Average annual total return	17.00%	14.65%	16.63%	10.99%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,326	$14,329	$18,303	$33,263
	Average annual total return	13.26%	12.74%	12.85%	12.77%

The growth of $10,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,071.60	$ 1,067.50	$ 1,067.50	$ 1,072.70	$ 1,072.80
Expenses Paid per $1,000*	$ 8.12	$ 12.00	$ 12.05	$ 6.89	$ 6.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,016.96	$ 1,013.19	$ 1,013.14	$ 1,018.15	$ 1,018.15
Expenses Paid per $1,000*	$ 7.90	$ 11.68	$ 11.73	$ 6.71	$ 6.71

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Emerging Markets Fixed Income Fund	1.58%	2.34%	2.35%	1.34%	1.34%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-manager Brett Diment discusses DWS Emerging Markets Fixed Income Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did emerging markets bonds perform during the semiannual period?

A: Emerging debt markets performed well during the period in review, with many sovereign yield spreads falling to all-time narrow levels and many domestic fixed-income markets continuing to provide robust performance.1 The strong return of the asset class was driven by a continuation of prudent macroeconomic policies within the major emerging economies, as well as robust global economic growth and buoyant commodity prices. The external background also was favorable. While we have long identified the prospect of a sharp rise in interest rates across developed markets, notably the United States, as a potential source of concern for the asset class, the global backdrop was generally positive during the period. Emerging debt markets did suffer a temporary setback in March in tandem with a sharp rise in US Treasury yields and a temporary bout of global risk aversion, but spreads began to narrow once again in April as favorable country fundamentals began to reassert themselves as the market's primary focus.

1 The yield spread is the difference in yield between the emerging markets and Treasuries, the latter of which are seen to be free of credit risk. Narrow, or tight, spreads are a sign of positive performance, and wider spreads indicate negative performance. Emerging markets debt is valued by measuring the attractiveness of the yield spread.

Q: How did the fund perform during this time?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006, was 7.16%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

The fund's return compares favorably with the 5.46% gain of its benchmark, the JP Morgan Emerging Markets Bond Index Plus.2 The fund's Class A shares also finished in the top quartile of the fund's Lipper peer group — Emerging Markets Debt Funds category. In addition, the fund has finished in the top quartile for both the one- and three-year intervals.3 Keeping in mind that past performance is no guarantee of future results, we believe the fund's success is a consequence of our intense focus on research, value and risk management.

Performance was helped by our decisions to maintain a generally aggressive portfolio and remain overweight in some of the higher-yielding credits within the asset class.4 In terms of overall investment themes, we increased the fund's exposure to domestic fixed-income and foreign exchange markets.5 Both are vehicles to gain exposure to the performance of emerging markets currencies, and this helped returns, since many currencies moved higher against the dollar during the period. We have also invested selectively in corporate bonds within certain countries to take advantage of higher yields relative to sovereign (i.e., government-issued) securities. In these cases, we have confined the fund's exposure to strong-performing companies with robust balance sheets, and we have kept the size of individual positions moderate in order to retain access to market liquidity.6

2 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

3 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging market debt securities, where "emerging market" is defined by a country's gross national product per capita or other economic measures. It is not possible to invest directly in a Lipper category. The fund ranked 10 and 9 for the one- and three-year periods, respectively, as of April 30, 2006. There were 48 and 45 funds, respectively, in Lipper's Emerging Markets Debt Funds category for these periods. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of April 30, 2006.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local-currency debt issued within the home markets. Local-currency debt is affected by both movements in the price of a country's bonds and the price movements of the country's currency. The latter group performed well during the period, so the fund's investments in this area were generally a positive for performance.

6 "Liquidity" in this sense refers to the ease with which securities can be bought and sold.

7 "Populist" policies can be a negative for bond market performance, since they often entail government interference in the free markets.

Q: How is the fund positioned in Latin America?

A: The fund maintains a significant core holding in Brazil, which remains supported by a current account surplus (the difference between exports and imports), a healthy budget surplus and declining inflation. Lower inflation, in turn, enabled the central bank to continue an interest-rate cutting cycle, thereby improving the outlook for longer- term debt. The robust state of the country's finances is illustrated by Brazil's decision to repay all of its International Monetary Fund (IMF) loans last year and announce a USD $20 billion external debt buy-back program for this year. In addition, we believe the presidential elections coming up in October should prove one of the least turbulent from a market perspective in many years, as both the incumbent, President Lula, and his challenger, Geraldo Alckmin, are likely to be well-received by the markets. In terms of the fund's overall Brazil allocation, we have taken selective exposure to real-denominated bonds issued by high-grade Brazilian banks, together with traditional exposure in sovereign bonds denominated both in US dollars and in the Brazilian real.

Elsewhere in the region, the fund continues to hold a position in Venezuela, and we have added moderately to the fund's holding in Ecuador. Despite the adoption of populist economic policy measures in both countries, the core fact remains that both countries continue to benefit significantly from elevated oil prices.7 In addition, both have maintained prudent fiscal policies despite the adoption of these populist measures. Further positives include the fact that Venezuela continues to retire its debt in external markets, while Ecuador has announced an early call of the majority of its 2012 bond issue, with the possibility of retiring the rest of this issue during the course of this year. Lower supply, naturally, provides a more favorable backdrop for the market.

The portfolio's core position in Argentina remains in place, and we have added slightly to both the fund's holdings of external debt and warrants tied to the rate of gross domestic product growth. The latter investments have performed especially well as economic growth continues to rebound strongly from the 2001 crisis. In turn, robust growth — together with a modest level of indebtedness — continues to support the near-term outlook for Argentina's external debt. Over a longer horizon, concerns do remain in place over some of the interventionist economic policies implemented by the Nestor Kirschner administration, such as the imposition of price controls to subdue inflation and the adoption of a heavily managed currency exchange-rate policy. However, Argentina's economic profile is currently strong enough that, as with Brazil, the government decided to repay its IMF loans ahead of schedule.

We have also recently increased the fund's exposure in Peru, where country fundamentals continue to be supported by high commodity prices, notably for gold and copper. The main source of concern for the market centered on the prospect of populist presidential candidate Ollanta Humala's prevailing in May's presidential elections, although he was slipping in opinion polls as the fund's reporting period drew to a close.

In Mexico, the fund's primary exposure remains in peso-denominated government bonds, known as Mbonos. The central bank has kept its rate-cutting cycle in place against the backdrop of subdued inflation, albeit with the caveat accompanying the last rate cut that further rate reductions would likely materialize only after July's presidential elections. On this note, politics has been a source of concern for the market, with yields rising in March as investors became worried about the prospect of populist candidate Manuel Lopez Obrador's winning July's presidential elections. We used this weakness as an opportunity to add to the fund's position in Mexico, and bonds have since rallied as the market-friendly candidate Felipe Calderon widened his lead in opinion polls over Lopez Obrador.

Finally, we added a small position in the Dominican Republic, which has performed well on expectations for robust economic growth in the country.

Q: What is your thinking regarding the Europe/Middle East/Africa region?

A: We retain a favorable outlook for Russian sovereign debt, although we have eliminated the fund's exposure in light of the extremely narrow level of sovereign spreads (meaning we are getting paid less to invest in Russia) and used the proceeds to fund higher-yielding purchases elsewhere. Within Russia, we have also rotated some of the portfolio's sovereign exposure into high-grade corporate securities within the banking, telecommunications and transportation sectors in order to take advantage of their higher yields relative to sovereign securities.

By contrast, we have slightly reduced the fund's exposure in Ukraine, where ongoing political uncertainty and the failure of the new parliament to form a governing coalition remain causes for concern. The country has also suffered a notable setback in its growth outlook and terms of trade following the recent price hikes in gas imports from Russia. Although the extremely low level of sovereign indebtedness in Ukraine prevents us from becoming overly negative on the credit, we await either greater political certainty or wider yield spreads before we rebuild the portfolio's exposure.

We have also reduced exposure in Turkish external debt, and we may look to reduce holdings in lira-denominated government bonds as well. Turkey continues to benefit from robust economic growth and a significant surge in foreign direct investment, supported by the prospect of eventual European Union (EU) accession. However, the widening current account deficit remains a cause for concern, and inflation has remained stubbornly high in recent months. Acrimony over the course of normalizing trade relations with Cyprus could also prove to be a source of concern later this year, and we remain moderately skeptical of the value in Turkish fixed income at current levels.

Elsewhere in the region, we continued to take profits on the fund's long-standing positions in Bulgarian and Romanian external debt. These positions have served us extremely well in recent years, as spreads continue to grind lower to reflect the increasing likelihood of EU accession for both countries in 2007. As a result, we see declining residual value in these positions.

Q: What is the fund's positioning in Asia?

A: In Asia, the fund continues to have limited positions in sovereign external debt, where the extremely tight level of spreads offers little yield benefits or additional prospective upside. One exception to this is in the Philippines, where we have added to the portfolio's holdings in external debt given the relatively wide level of spreads and the favorable economic outlook. The fund's main exposures in Asia remain focused on local-currency instruments, and we continue to hold government bonds denominated in the Indonesian rupiah and the Malaysian ringgit. Both currencies have been appreciating against the US dollar, increasing the value of the fund's holdings. At the same time, the rupiah-denominated bonds have increased in price due to falling inflation and interest-rate cuts by the country's central bank.

Q: What is your overall thinking on the asset class as we move into the second half of the year?

A: Although spreads in external debt markets have tightened significantly, this is in large part justified by significant credit improvements that have taken place within the asset class. We therefore believe any significant sell-off is likely to be driven by external factors such as rising global risk aversion among investors or a sharp rise in interest rates across the developed markets. Sustained strength in commodity prices also remains a key pillar of support for the asset class, and in this regard sustained economic growth in China remains a key factor. While we remain positive on the asset class as a whole, we continue to focus on credits where we see room for medium-term outperformance, in some cases investing selectively in high-grade corporate debt for yield and diversification benefits. Investments in domestic fixed-income and foreign exchange instruments are also likely to remain a core theme in the portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2006

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Sovereign Bonds	80%	85%
Financials	14%	—
Energy	4%	2%
US Treasury Obligations	2%	7%
Cash Equivalents	—	5%
Loan Participations	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

Brazil	26%	25%
Philippines	10%	5%
Venezuela	10%	6%
Mexico	9%	5%
Argentina	9%	6%
Turkey	9%	10%
Russia	7%	18%
Peru	4%	—
Luxembourg	2%	—
United States	2%	7%
Other	12%	18%
	100%	100%
Currency Exposure	4/30/06	10/31/05

US Dollar	79%	88%
Argentine Peso	5%	3%
Brazilian Real	5%	—
Mexican Peso	4%	4%
Indonesian Rupiah	2%	—
Malaysian Ringgit	2%	2%
Colombian Peso	2%	—
Uruguayan Peso	1%	1%
Euro	—	2%
	100%	100%

Asset allocation, geographical diversification and currency exposure are subject to change.

Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

0 < 3 years	2%	3%
3 < 5 years	12%	12%
5 < 10 years	33%	23%
10+ years	53%	62%
	100%	100%

Average life is subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 95.6%
Argentina 8.4%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	2,300,000	2,323,000
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	10,700,000	4,929,463
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	900,000	340,200
GDP Linked Note, 12/15/2035	36,106,201	3,646,726
GDP Linked Note, 12/15/2035 ARS	31,908,222	941,940
GDP Linked Note, 12/15/2035 EUR	5,000,000	630,800
Zero Coupon, 7/22/2003* EUR	750,000	258,029
5.83%, 12/31/2033 (PIK) ARS	7,053,071	2,783,420
8.0%, 10/30/2009* EUR	511,292	178,098
8.28%, 12/31/2033 (PIK)	20,626	20,523
9.75%, 11/26/2003* EUR	850,000	295,006
10.0%, 12/7/2004* EUR	2,000,000	692,114
Series 2018, 12.25%, 6/19/2018*	2,292,300	739,267
(Cost $16,002,325)		17,778,586
Brazil 25.3%
Banco ABN AMRO Real SA, 16.2%, 2/22/2010 BRL	9,000,000	4,506,469
Banco Bradesco SA, Series REG S, 14.8%, 1/14/2010 BRL	7,700,000	3,744,849
Federative Republic of Brazil:
8.25%, 1/20/2034	14,600,000	15,877,500
8.75%, 2/4/2025	2,750,000	3,107,500
10.5%, 7/14/2014	10,800,000	13,392,000
11.0%, 1/11/2012 (b)	5,430,000	6,654,465
11.0%, 8/17/2040 (b)	4,680,000	6,025,500
(Cost $51,017,000)		53,308,283
Dominican Republic 2.3%
Dominican Republic:
Series REG S, 8.625%, 4/20/2027 (PIK)	2,750,000	2,832,500
Series REG S, 9.04%, 1/23/2018 (PIK)	1,816,997	1,980,526
(Cost $4,714,347)		4,813,026
Ecuador 2.4%
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015 (Cost $4,787,881)	4,600,000	4,968,000
Indonesia 2.2%
Government of Indonesia, Series FR-26, 11.0%, 10/15/2014 (Cost $4,463,025) IDR	42,055,000,000	4,595,652
Luxembourg 1.9%
BTA Finance Luxembourg SA, 8.25%, 1/29/2049 (Cost $4,297,313)	4,300,000	4,107,532
Malaysia 1.8%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $3,653,980) MYR	13,700,000	3,785,799
Mexico 8.5%
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	30,400,000	2,662,455
Series M-20, 8.0%, 12/7/2023 MXN	95,580,000	8,010,843
United Mexican States, 8.3%, 8/15/2031	6,200,000	7,362,500
(Cost $18,256,972)		18,035,798
Netherlands 1.9%
Kazkommerts International BV, Series REG S, 7.875%, 4/7/2014 (Cost $4,295,993)	4,100,000	4,110,250
Peru 4.1%
Republic of Peru, 7.35%, 7/21/2025 (Cost $8,614,644)	8,700,000	8,604,300
Philippines 10.1%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	9,750,000	10,554,375
Republic of Philippines:
7.75%, 1/14/2031 (b)	1,500,000	1,511,250
8.0%, 1/15/2016	2,200,000	2,373,250
8.375%, 2/15/2011	5,200,000	5,629,000
9.375%, 1/18/2017	1,000,000	1,163,750
(Cost $20,710,520)		21,231,625
Russia 6.3%
Gaz Capital SA, Series REG S, 8.625%, 4/28/2034	6,030,000	7,303,838
Russian Standard Finance SA, 8.875%, 12/16/2015	5,960,000	5,978,595
(Cost $13,689,451)		13,282,433
Turkey 8.3%
Republic of Turkey:
7.25%, 3/15/2015	7,800,000	8,092,500
8.0%, 2/14/2034	1,700,000	1,819,000
15.0%, 2/10/2010 TRY	9,500,000	7,620,797
20.0%, 10/17/2007 TRY	51	42
(Cost $18,162,607)		17,532,339
United States 1.9%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $3,947,964)	3,300,000	3,927,772
Uruguay 1.0%
Republic of Uruguay, 10.5%, 10/20/2006 (Cost $2,056,980) UYU	42,300,000	2,151,169
Venezuela 9.2%
Republic of Venezuela:
5.75%, 2/26/2016	7,900,000	7,335,072
7.65%, 4/21/2025	4,300,000	4,616,050
9.375%, 1/13/2034	2,780,000	3,526,430
10.75%, 9/19/2013	3,100,000	3,851,750
(Cost $18,281,056)		19,329,302
Total Bonds (Cost $196,952,058)		201,561,866
	Shares	Value ($)

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $14,426,250)	14,426,250	14,426,250

Cash Equivalents 0.2%
Cash Management QP Trust, 4.78% (e) (Cost $408,641)	408,641	408,641
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $211,786,949)+	102.6	216,396,757
Other Assets and Liabilities, Net	(2.6)	(5,524,848)
Net Assets	100.0	210,871,909

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Republic of Argentina:	Zero Coupon	7/22/2003	750,000	EUR	287,140	258,029
	8.0%	10/30/2009	511,292	EUR	194,841	178,098
	9.75%	11/26/2003	850,000	EUR	322,360	295,006
	10.0%	12/7/2004	2,000,000	EUR	757,289	692,114
	12.25%	6/19/2018	2,292,300	USD	748,436	739,267
					$ 2,310,066	$ 2,162,514

+ The cost for federal income tax purposes was $211,810,846. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $4,585,911. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,911,704 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,325,793.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $13,632,146 which is 6.5% of net assets

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro IDR Indonesian Rupiah MXN Mexican Peso MYR Malaysian Ringgit TRY New Turkish Lira UYU Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $196,952,058) — including $13,632,146 of securities loaned	$ 201,561,866
Investment in Daily Assets Fund Institutional (cost $14,426,250)*	14,426,250
Investment in Cash Management QP Trust (cost $408,641)	408,641
Total investments in securities, at value (cost $211,786,949)	216,396,757
Cash	2,083,452
Foreign currency, at value (cost $104,585)	99,196
Receivable for investments sold	2,685,809
Interest receivable	4,293,544
Receivable for Fund shares sold	317,868
Unrealized appreciation on forward foreign currency exchange contracts	58,685
Other assets	56,435
Total assets	225,991,746
Liabilities
Payable for Fund shares redeemed	167,000
Unrealized depreciation on forward foreign currency exchange contracts	191,346
Payable upon return of securities loaned	14,426,250
Accrued management fee	162,416
Other accrued expenses and payables	172,825
Total liabilities	15,119,837
Net assets, at value	$ 210,871,909
Net Assets
Net assets consist of: Undistributed net investment income	2,060,749
Net unrealized appreciation (depreciation) on: Investments	4,609,808
Foreign currency related transactions	(135,451)
Accumulated net realized gain (loss)	(43,140,077)
Paid-in capital	247,476,880
Net assets, at value	$ 210,871,909

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($15,798,853 ÷ 1,351,303 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.69
Maximum offering price per share (100 ÷ 95.5 of $11.69)	$ 12.24

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,349,381 ÷ 285,410 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 11.74

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,809,606 ÷ 495,998 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 11.71
Class AARP Net Asset Value, offering and redemption price(a) per share ($28,258,895 ÷ 2,413,149 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.71
Class S Net Asset Value, offering and redemption price(a) per share ($157,655,174 ÷ 13,474,495 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.70

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Interest (net of foreign taxes $4,538)	$ 7,488,879
Interest — Cash Management QP Trust	126,516
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,535
Total Income	7,626,930
Expenses: Management fee	1,041,665
Services to shareholders	213,342
Custodian and accounting fees	129,439
Distribution service fees	56,911
Auditing	44,509
Legal	13,274
Directors' fees and expenses	3,425
Reports to shareholders	21,095
Registration fees	22,398
Other	87,031
Total expenses before expense reductions	1,633,089
Expense reductions	(142,736)
Total expenses after expense reductions	1,490,353
Net investment income	6,136,577
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,563,899
Foreign currency related transactions	(11,763)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
8,552,136
Net unrealized appreciation (depreciation) during the period on: Investments	(20,406)
Foreign currency related transactions	(107,835)
(128,241)
Net gain (loss) on investment transactions	8,423,895
Net increase (decrease) in net assets resulting from operations	$ 14,560,472

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 6,136,577	$ 11,815,049
Net realized gain (loss) on investment transactions	8,552,136	20,060,695
Net unrealized appreciation (depreciation) during the period on investment transactions	(128,241)	(6,023,289)
Net increase (decrease) in net assets resulting from operations	14,560,472	25,852,455
Distributions to shareholders from: Net investment income: Class A	(521,722)	(426,336)
Class B	(93,319)	(82,633)
Class C	(153,530)	(175,045)
Class AARP	(1,042,503)	(1,174,312)
Class S	(5,871,226)	(7,088,462)
Fund share transactions: Proceeds from shares sold	24,179,502	48,013,705
Reinvestment of distributions	6,535,260	7,671,738
Cost of shares redeemed	(27,084,549)	(51,872,695)
Redemption fees	4,891	25,398
Net increase (decrease) in net assets from Fund share transactions	3,635,104	3,838,146
Increase (decrease) in net assets	10,513,276	20,743,813
Net assets at beginning of period	200,358,633	179,614,820
Net assets at end of period (including undistributed net investment income of $2,060,749 and $3,606,472, respectively)	$ 210,871,909	$ 200,358,633

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.33	.66	.51	.54	.63	.29
Net realized and unrealized gain (loss) on investment transactions	.47	.81	.79	1.83	.45	(.72)
Total from investment operations	.80	1.47	1.30	2.37	1.08	(.43)
Less distributions from: Net investment income	(.42)	(.49)	(.50)	(.58)	(.69)	(.40)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.69	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.35
Total Return (%)[e]	7.16f**	14.44[f]	14.01[f]	31.53[f]	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	12	7	4.500		.012
Ratio of expenses before expense reductions (%)	1.67*	1.69	1.82	1.86	1.93	1.93*
Ratio of expenses after expense reductions (%)	1.58*	1.54	1.54	1.84	1.93	1.93*
Ratio of net investment income (%)	5.74*	6.03	5.19	6.13	8.01	10.25*
Portfolio turnover rate (%)	280*	283	236	327	734	685

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 10.36	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.28	.58	.44	.46	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.49	.82	.79	1.83	.45	(.71)
Total from investment operations	.77	1.40	1.23	2.29	1.02	(.44)
Less distributions from: Net investment income	(.38)	(.41)	(.42)	(.50)	(.63)	(.37)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.74	$ 11.35	$ 10.36	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[e]	6.75f**	13.54[f]	13.25[f]	30.23[f]	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	2.532		.004
Ratio of expenses before expense reductions (%)	2.60*	2.62	2.73	2.72	2.74	2.73*
Ratio of expenses after expense reductions (%)	2.34*	2.28	2.31	2.69	2.74	2.73*
Ratio of net investment income (%)	4.98*	5.28	4.42	5.28	7.20	9.45*
Portfolio turnover rate (%)	280*	283	236	327	734	685

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.33	$ 10.35	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.28	.58	.44	.47	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.48	.81	.78	1.83	.45	(.71)
Total from investment operations	.76	1.39	1.22	2.30	1.02	(.44)
Less distributions from: Net investment income	(.38)	(.41)	(.42)	(.51)	(.63)	(.37)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.71	$ 11.33	$ 10.35	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[e]	6.75f**	13.57[f]	13.16[f]	30.13[f]	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	7.723		.085	.001
Ratio of expenses before expense reductions (%)	2.50*	2.43	2.46	2.69	2.71	2.70*
Ratio of expenses after expense reductions (%)	2.35*	2.29	2.31	2.68	2.71	2.70*
Ratio of net investment income (%)	4.97*	5.28	4.42	5.29	7.23	9.48*
Portfolio turnover rate (%)	280*	283	236	327	734	685

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 10.34	$ 9.54	$ 7.75	$ 7.37	$ 7.89
Income (loss) from investment operations: Net investment income[c]	.34	.69	.54	.56	.65	.84
Net realized and unrealized gain (loss) on investment transactions	.48	.81	.78	1.83	.44	(.42)
Total from investment operations	.82	1.50	1.32	2.39	1.09	.42
Less distributions from: Net investment income	(.43)	(.52)	(.52)	(.60)	(.71)	(.94)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.71	$ 11.32	$ 10.34	$ 9.54	$ 7.75	$ 7.37
Total Return (%)	7.27d**	14.71[d]	14.46[d]	31.53[d]	15.56	5.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	27	21	19	8	5
Ratio of expenses before expense reductions (%)	1.47*	1.49	1.57	1.66	1.66	1.67
Ratio of expenses after expense reductions (%)	1.34*	1.31	1.27	1.63	1.66	1.67
Ratio of net investment income (loss) (%)	5.98*	6.26	5.46	6.34	8.28	10.72
Portfolio turnover rate (%)	280*	283	236	327	734	685

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.36	$ 7.89
Income (loss) from investment operations: Net investment income[c]	.34	.69	.54	.57	.65	.84
Net realized and unrealized gain (loss) on investment transactions	.48	.81	.78	1.82	.44	(.42)
Total from investment operations	.82	1.50	1.32	2.39	1.09	.42
Less distributions from: Net investment income	(.43)	(.52)	(.52)	(.60)	(.71)	(.95)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.70	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.36
Total Return (%)	7.28d**	14.71[d]	14.36[d]	31.71[d]	15.41	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	154	142	140	116	116
Ratio of expenses before expense reductions (%)	1.48*	1.43	1.61	1.66	1.66	1.67
Ratio of expenses after expense reductions (%)	1.34*	1.31	1.29	1.63	1.66	1.67
Ratio of net investment income (%)	5.98*	6.26	5.44	6.34	8.28	10.72
Portfolio turnover rate (%)	280*	283	236	327	734	685

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (formerly Scudder Emerging Markets Income Fund) (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (formerly Global/International Fund, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $51,508,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($39,164,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (loss) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $260,242,731 and $241,668,471, respectively. Purchases and sales of US Treasury obligations aggregated $28,993,520 and $38,643,656, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Prior to December 1, 2005 Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensated DeAMIS out of the management fee it received from the Fund.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

For the period November 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Effective March 1, 2006 through February 28, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.55%, 2.30%, 2.30%, 1.30% and 1.30%, of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses).

Accordingly, for the six months ended April 30, 2006, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $18,864 and the amount imposed aggregated $1,022,801, which was equivalent to an annualized effective rate of 0.98% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC and DWS-SSC, not by the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 9,424	$ 5,473	$ —
Class B	4,330	3,885	—
Class C	3,105	3,105	—
Class AARP	24,560	15,784	—
Class S	95,565	95,565	—
	$ 136,984	$ 123,812	$ —

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $79,195, of which $7,439 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 11,861	$ 2,080
Class C	18,127	3,244
	$ 29,988	$ 5,324

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 17,113	$ —	$ 2,654.23%
Class B	3,832	—	565.24%
Class C	5,978	59	1,002.25%
	$ 26,923	$ 59	$ 4,221

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $4,652.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $8,228 and $578, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemption of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $2,863.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,800, of which $8,040 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

G. Forward Foreign Currency Exchange Contracts

As of April 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	1,799,723	BRL	3,900,000	7/28/2006	22,786
USD	2,374,582	EUR	1,900,000	7/28/2006	35,899
Total unrealized appreciation					58,685
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
USD	4,245,283	COP	9,900,000,000	7/28/2006	(94,194)
EUR	2,860,000	USD	3,552,984	7/28/2006	(75,424)
MXN	26,080,000	USD	2,339,433	7/28/2006	(2,318)
TRY	9,930,000	USD	7,354,466	7/28/2006	(19,410)
Total unrealized depreciation					(191,346)
Currency Abbreviations
BRL Brazilian Real COP Colombian Peso EUR Euro MXN Mexican Peso TRY New Turkish Lira USD United States Dollar

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	599,552	$ 6,969,497	1,317,350	$ 14,391,379
Class B	145,802	1,683,901	99,332	1,093,555
Class C	171,653	1,999,216	333,511	3,609,594
Class AARP	345,784	4,020,580	811,150	8,856,643
Class S	810,828	9,506,308	1,835,984	20,062,534
		$ 24,179,502		$ 48,013,705
Shares issued to shareholders in reinvestment of distributions
Class A	34,392	$ 394,464	34,202	$ 373,285
Class B	4,917	56,517	4,624	50,321
Class C	9,857	113,198	14,095	152,196
Class AARP	75,277	864,053	89,442	971,276
Class S	445,374	5,107,028	564,994	6,124,660
		$ 6,535,260		$ 7,671,738
Shares redeemed
Class A	(386,635)	$ (4,504,912)	(973,489)	$ (10,613,513)
Class B	(86,486)	(1,004,086)	(80,541)	(881,449)
Class C	(57,509)	(668,878)	(634,623)	(6,764,786)
Class AARP	(399,856)	(4,659,538)	(568,164)	(6,197,464)
Class S	(1,397,919)	(16,247,135)	(2,519,868)	(27,415,483)
		$ (27,084,549)		$ (51,872,695)
Redemption fees		$ 4,891		$ 25,398
Net increase (decrease)
Class A	247,309	$ 2,859,128	378,063	$ 4,166,774
Class B	64,233	736,332	23,415	262,526
Class C	124,001	1,443,848	(287,017)	(3,002,993)
Class AARP	21,205	226,581	332,428	3,638,070
Class S	(141,717)	(1,630,785)	(118,890)	(1,226,231)
		$ 3,635,104		$ 3,838,146

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

J. Payments made by Affiliates

During the six months ended April 30, 2006, the Advisor fully reimbursed the Fund $9,394 for losses incurred on a trade executed incorrectly.

In addition, the Advisor fully reimbursed the Fund $21,272 for losses incurred in violation of investment restrictions. The amount of the losses were less than $.01 per share, thus having no impact on the Fund's total return.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Emerging Markets Fixed Income Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Directors. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	52,659,682.189	3,062,663.141
Dawn-Marie Driscoll	52,589,148.484	3,133,196.846
Keith R. Fox	52,623,121.469	3,099,223.861
Kenneth C. Froewiss	52,624,460.924	3,097,884.406
Martin J. Gruber	52,509,691.342	3,212,653.988
Richard J. Herring	52,575,945.879	3,146,399.451
Graham E. Jones	52,450,381.693	3,271,963.637
Rebecca W. Rimel	52,609,490.997	3,112,854.333
Philip Saunders, Jr.	52,459,228.550	3,263,116.780
William N. Searcy, Jr.	52,551,379.260	3,170,966.070
Jean Gleason Stromberg	52,601,338.102	3,121,007.228
Carl W. Vogt	52,544,896.095	3,177,449.235
Axel Schwarzer	52,536,885.827	3,185,459.503

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,519,882.675	483,643.096	1,029,974.206	2,565,401.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,437,567.373	570,743.716	1,025,188.888	2,565,401.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,350,890.064	632,360.334	1,050,249.579	2,565,401.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-C. Approval of Amended and Restated Articles of Incorporation. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,353,183.439	2,393,353.977	2,781,281.570	7,820,281.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	233379 601	233379 700	233379 809
Fund Number	476	676	776
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMKX	SCEMX
Fund Number	2176	2076

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006